                                                                   EXHIBIT 10.11

                                                                       EXECUTION
                                                       ERHART - FEA SUBSCRIPTION


                     CONTRIBUTION AND SUBSCRIPTION AGREEMENT

         This CONTRIBUTION AND SUBSCRIPTION AGREEMENT made as of August 13, 2004 (this "Agreement"), by and between JEFFREY ERHART, an individual
("Contributor"), and FELDMAN EQUITIES OF ARIZONA, LLC, an Arizona limited liability company ("FEA").

                                    RECITALS:

A. Contributor desires to contribute One Hundred Thousand Dollars and 00/100 ($100,000.00) (the "Contributed Sum") to FEA in exchange for membership interests in FEA (the "Membership Interests") and FEA desires to accept such contribution and issue the Membership Interests.

B. The Membership Interests are more specifically described in that certain Amended and Restated Operating Agreement of Feldman Equities of Arizona, LLC dated as of the date hereof (the "FEA Operating Agreement"), among Feldman Partners, LLC, an Arizona limited liability company, Feldman Equities Operating Partnership, LP, a Delaware limited partnership (the "Partnership"), Contributor, Lawrence Feldman and Edward Feldman, each an individual.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Contribution and Subscription.

         1.1 Contribution and Subscription. On the terms hereof, Contributor has contributed to FEA the Contributed Sum in exchange for the Membership Interests and FEA desires to accept such contribution and issue the Membership Interests (the "Subscription").

         1.2 Ancillary Documents. On the date hereof, Contributor shall deliver to FEA a duly completed and executed Form W-9, FIRPTA Affidavit and Accredited Investor Questionnaire, each in the form attached as Exhibit A to this Agreement (this Agreement, the Accredited Investor Questionnaire, Form W-9 and FIRPTA Affidavit collectively referred to as, the "Subscription Documents").

2. Representations, Warranties and Covenants of FEA. Contributor hereby acknowledges, represents and warrants to, and covenants and agrees with FEA that:

         2.1 Authority; Authorization; Execution and Delivery.

         (a) Contributor has full power and authority to enter into the Subscription Documents and to consummate the transactions contemplated thereby.

         (b) The execution and delivery of the Subscription Documents by Contributor and the consummation by Contributor of the transactions contemplated thereby have been duly authorized by all necessary action on the part of Contributor and will not constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which Contributor is a party or by which Contributor is bound or with any judgment, decree, statute, order, rule or regulation applicable to Contributor or Contributor's assets, and, if Contributor is not an individual, will not violate any provisions of the organizational or other formation or governing documents of Contributor.

         (c) The Subscription Documents have been duly executed and delivered by Contributor and constitute valid and legally binding obligations of Contributor, enforceable against Contributor in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The signatures on the Subscription Documents are genuine, and the signatory, if Contributor is an individual, has legal competence and capacity to execute the same, or, if Contributor is not an individual, the signatory has been duly authorized to execute the same on behalf of Contributor.

         2.2 Purchase for Investment.

         (a) Contributor is acquiring the Subscribed Units for Contributor's own account (or if Contributor is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of the Membership Interests.

         (b) Contributor hereby agrees that Contributor shall not, directly or indirectly, transfer all or any part of the Membership Interests (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Membership Interests) except in accordance with (i) the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder or an exemption from such registration provisions;
(ii) any applicable state or non-U.S. securities laws; (iii) the terms of this Agreement; and (iv) the FEA Operating Agreement, as applicable.

         (c) Contributor understands that (i) Contributor must bear the economic risk of an investment in the Membership Interests for an indefinite period of time because, among other reasons, the offering and sale of the Membership Interests have not been registered under the Securities Act and, therefore, the Membership Interests cannot be sold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available; and (ii) sales or transfers of the Membership Interests are further restricted by the provisions of the FEA Operating Agreement, and may be restricted by other applicable securities laws. If at any time the Membership Interests are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (x) the Membership Interests, (1) have not been registered under the Securities Act or the securities laws of any state; (2) have been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable; and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable Federal or state securities laws or compliance with applicable exemptions therefrom; and (y) sale, transfer or assignment of the Membership Interests, as applicable, is further subject to restrictions contained in the FEA Operating Agreement the Membership Interests may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the FEA Operating Agreement.

         2.3 Information.

         (a) Contributor has carefully reviewed this Agreement and the FEA Operating Agreement. Contributor has been provided an opportunity to ask questions of, and Contributor has received answers thereto satisfactory to Contributor from, FEA or its representatives regarding the terms and conditions of the offering of the Membership Interests, and Contributor has obtained all additional information requested by Contributor of FEA and its representatives to verify the accuracy of all information furnished to Contributor regarding the transfer of the Membership Interests.

         (b) Contributor is not relying on FEA or any of its subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the Membership Interests.

         (c) Contributor has been advised to consult with his or its tax, legal and other advisors regarding the subscription of the Membership Interests and its effects, the tax consequences of making and not making a transfer hereunder, and has obtained, in Contributor's judgment, sufficient information to evaluate the merits and risks of such subscription and investment.

         (d) Contributor has not been furnished with and has not relied on any oral or written representation from any party other than his or its advisors in connection with the transfer of the Membership Interests that is not contained in this Agreement.

         2.4 Economic and Liquidity Risk.

         (a) Contributor has such knowledge and experience in financial and business matters such that Contributor is capable of evaluating the merits and risks of making a subscription for the Membership Interests, and that Contributor has evaluated the risks of investing in the Membership Interests and has determined that they are a suitable investment for Contributor.

         (b) Contributor understands that an investment in the Membership Interests is a speculative investment that involves very significant risks and tax uncertainties and that Contributor is prepared to bear all of the economic, tax and other risks of an investment in the Membership Interests for an indefinite period of time, and is able to withstand a total loss of Contributor's investment in the Membership Interests.

         (c) Contributor has adequate net worth and no need for liquidity in its investment in the Membership Interests.

         2.5 Eligibility; Accredited Investor Status. Contributor is an "accredited investor" as defined in Regulation D under the Securities Act. Contributor will, upon request, execute, deliver and/or provide any additional documents deemed by FEA to be necessary or desirable to confirm Contributor's such status.

         2.6 Residence; Etc. The signature pages attached to this Agreement correctly set forth

         (a) if Contributor is a natural person, the principal residence of Contributor;

         (b) if Contributor is a corporation, partnership, limited liability company, business trust or other entity (an "Entity"), the place of business (or, if there is more than one place of business, the chief executive office) of Contributor;

         (c) if Contributor is an Entity other than a general partnership, the state of incorporation, organization or formation of Contributor;

         (d) if Contributor is a trust (other than a business trust), the principal residence and place of business (or, if there is more than one place of business, the chief executive office) of each trustee of Contributor that is a natural person; and

         (e) if Contributor is a trust (other than a business trust), the place of business (or, if there is more than one place of business, the chief executive office) and state of incorporation, organization or formation of each trustee of Contributor that is an Entity.

         2.7 Status as Foreign Person. Contributor is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of Section 1445 of the Code, and the regulations promulgated thereunder.

         2.8 Continuing Efforts. Subject to the terms and conditions herein provided, Contributor covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

         2.9 No Brokers or Finders. Contributor has not entered into any agreement and is not otherwise liable or responsible to pay any brokers' or finders' fees or expenses to any person or Entity with respect to this Agreement or the Membership Interests.

3. Representations, Warranties and Covenants of FEA. FEA hereby a acknowledges, represents and warrants to, and covenants and agrees with, Contributor that:

         3.1 Authority; Authorization; Execution and Delivery.

         (a) FEA has full power and authority to enter into this Agreement and to consummate the transactions contemplated herein.

         (b) The execution and delivery of this Agreement and the consummation by FEA of the transactions contemplated herein have been duly authorized by all necessary action on the part of FEA.

         (c) This Agreement has been duly executed and delivered by FEA and constitutes the valid and legally binding obligations of FEA, enforceable against FEA in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         3.2 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, FEA covenants and agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

4. Survival. The representations, warranties, covenants and agreements contained in this Agreement and the Accredited Investor Questionnaire shall survive the consummation of the transactions contemplated herein.

5.       Indemnity.

         5.1 Contributor hereby agrees to indemnify and defend FEA and its direct and indirect partners, members, shareholders, officers, directors and affiliates (each, an "Indemnified Party") against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any Indemnified Party arising out of or based upon the inaccuracy of any representation or warranty or breach of any covenant or agreement made or to be performed by Contributor pursuant to the Subscription Documents.

         5.2 FEA hereby agrees to indemnify and defend Contributor against any and all damage, loss, liability and expense incurred or suffered by any of them out of or based upon the inaccuracy of any representation or warranty or breach of any agreement made or to be performed by FEA pursuant to this Agreement.

6. Power of Attorney; Amendments to FEA Operating Agreement. By executing this Agreement, Contributor hereby irrevocably constitutes and appoints the Partnership as his or its attorney-in-fact and agent with full power of substitution to take any and all actions and execute the FEA Operating Agreement and any and all such amendments to the FEA Operating Agreement and any other document and agreement relating to the Membership Interests or this Agreement, on Contributor's behalf and in Contributor's name, as the Partnership may deem necessary or desirable.

7.       General Provisions.

         7.1 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

         7.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

             If to Contributing Member:    Jeffrey Erhart
                                           649 North Third Avenue
                                           Phoenix, Arizona 85003
             If to FEA:                    Feldman Equities of Arizona, LLC
                                           3225 North Central Avenue, Suite 1205
                                           Phoenix, Arizona 85012
                                           Attention:  Larry Feldman
                                           Facsimile:  602-277-7774

                                           with a copy to:

                                           Clifford Chance US LLP
                                           31 West 52nd Street
                                           New York, New York  10019
                                           Attention:  Jay L. Bernstein, Esq.
                                           Facsimile:  212-878-8375

All such notices, requests and other communications will (a) if delivered personally to the applicable addressees as provided in this Section 7.2, be deemed given upon delivery; (b) if delivered by facsimile transmission to the applicable facsimile numbers as provided in this Section 7.2, be deemed given upon receipt; and (c) if delivered by mail to the applicable addressees as provided in this Section 7.2, be deemed given upon receipt or refusal (in each case regardless of whether such notice, request or other communication is received by any other Entity or person to whom a copy of such notice is to be delivered pursuant to this Section 7.2). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this Section 7.2.

         7.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Contributor is itself more than one person, the obligations of such persons shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         7.4 Entire Agreement. The Subscription Documents and the documents referred to therein contain the entire agreement of the parties with respect to the issuance and subscription of the Membership Interests, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

         7.5 Assignability. This Agreement is not transferable or assignable by any party hereto. This Agreement shall be for the benefit of the parties hereto.

         7.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

         7.7 Counterparts. This Agreement may be executed by facsimile signature and through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         7.8 Further Assurances. Contributor will, from time to time, execute and deliver to FEA all such other and further instruments and documents and take or cause to be taken all such other and further action FEA may reasonably request in order to effect the transactions contemplated by this Agreement. Without limiting the foregoing, FEA may request from Contributor such additional information as it may deem necessary to evaluate the eligibility of Contributor to acquire the Membership Interests, and may request from time to time such information as it may deem necessary to determine the eligibility of Contributor to hold the Membership Interests or to enable FEA to determine Contributor's compliance with applicable regulatory requirements or tax status, and Contributor shall provide such information as may reasonably be requested.

         7.9 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         7.10 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

         7.11 Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, review, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.

         [The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


CONTRIBUTOR:



-------------------
Jeffrey Erhart



FEA:

FELDMAN EQUITIES OF ARIZONA, LLC,
an Arizona limited liability company

By:      ___________________
         Name:
         Title: Manager

                                                                       EXECUTION
                                                       ERHART - FEA SUBSCRIPTION
                                    EXHIBIT A
                                    ---------
                                    FORM W-9

------------------------- -----------------------------------------------------  --------------------------------------
SUBSTITUTE                Part 1 --  PLEASE  PROVIDE  YOUR  TIN  IN THE  BOX AT  Social Security
Form W-9                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW          Number(s) or Employer
                                                                                 Identification Number

------------------------- --------------------------------------------------------------------------------------------
Department of             Part 2 -- Certification -- Under penalties of perjury, I certify that: (1) The number shown
The Treasury              on this form is my correct taxpayer identification number (or I am waiting for a number to
Internal Revenue          be issued to me); (2) I am not subject to backup withholding because: (a) I am exempt from
Service                   backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
                          that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and
                          (3) I am a U.S. person (including a U.S. resident alien).

------------------------- ------------------------------------------------------------------- ------------------------
Payer's                   Certification Instructions -- You must cross out item (2) above if  Part 3 --
Request for               you have been notified by the IRS that you are subject to backup    Awaiting TIN
Taxpayer                  withholding because you have failed to report all interest and      |_|
Identification            dividends on your tax return. However, if after being notified by
Number (TIN)              the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

----------------------------------------------------------------------------------------------------------------------

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
(Applicable only if the box in Part 3 above is checked)

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

--------------------------------------------------------------------------------

-------------------
Jeffrey Erhart

Date: August 13, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that (a) a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person and (b) a partnership must withhold tax with respect to certain amounts that are allocable to or would otherwise be distributed to a foreign person that owns an interest in such partnership. To inform FEA and the Partnership that withholding of tax is not required, the undersigned hereby certifies the following as of the date hereof and as of the Closing Date:

         1. Contributor, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Contributor, if not an individual, is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations promulgated under the Internal Revenue Code.

         3. Contributor's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is: _____________; and

         4. Contributor's address is: Jeffrey Erhart, 649 North Third Avenue, Phoenix, Arizona 85003.

In addition, Contributor agrees to inform FEA if he or it becomes a foreign person at any time during the three year period immediately following the date of this notice.

I understand that this certification may be disclosed to the Internal Revenue Service by FEA and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and, if this document is being signed on behalf of Contributor that is not an individual, I further declare that I have authority to sign this document on behalf of Contributor.

-------------------
Jeffrey Erhart

Date: August 13, 2004
--------------------------------------------------------------------------------

                        ACCREDITED INVESTOR QUESTIONNAIRE

         Contributor hereby represents and warrants that he, she or it is an "Accredited Investor," as such term is defined in Rule 501 under Regulation D of the Securities Act based upon the fact that he, she or it meets at least one of the following requirements (check all that apply):

____     (1) he or she is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000; or

____     (2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year; or

____     (3) it is a private business development company as defined in Section
202(a)(22) of the Investment Advisers Act of 1940; or

____     (4) it is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

____     (5) it is an organization described in Section 501(c)(3) of the
Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the Subscribed Units, with total assets in excess of $5,000,000; or

____     (6) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Subscribed Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

____     (7) it is an Entity in which all the equity owners are Accredited
Investors under any one of items (1) through (6) above.

Capitalized terms not defined herein shall have the meaning ascribed to such terms in that certain Contribution and Subscription Agreement dated as of August 13, 2004, between Jeffrey Erhart and Feldman Equities of Arizona, LLC.

-------------------
Jeffrey Erhart

Date: August 13, 2004